Lease liability	12 Months Ended
Dec. 31, 2022
Lease liabilities [abstract]
Lease liability
21.
Lease liability

	December 31,
	2022	2021
	£000s	£000s
Lease liability	446	137
Total lease liability	446	137

The lease liability recognized on the face of the balance sheet comprises the Group’s London office, which was renegotiated upon completion of the original term, with the new term beginning in September 2022. The repayment of the principal portion of these lease liabilities for the year-ending December 31, 2022 was £0.2 million (2021: £0.2 million).

There are 2 short-term leases in Berlin, Germany and three leases in Hoboken, U. S., not included in the lease liability above. Both leases in Berlin are on a rolling contract basis with either party being able to end the lease with a cancellation notice period of 11.5 months, while the leases in the U. S. are on a rolling contract basis with a notice period of three months, thus allowing exemption using the practical expedient, without significant cost.